Financial Statements
(Unaudited)

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)
September 30, 2008

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Financial Statements
(Unaudited)

September 30, 2008

Special Value Continuation Partners, LP (the “Partnership”) files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Partnership’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Partnership’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A free copy of the Partnership’s proxy voting guidelines and information regarding how the Partnership voted proxies relating to portfolio investments during the most recent twelve-month period may be obtained without charge on the SEC’s website at http://www.sec.gov, or by calling the Partnership’s advisor, Tennenbaum Capital Partners, LLC, at (310) 566-1000. Collect calls for this purpose are accepted.

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Portfolio Asset Allocation

September 30, 2008

Portfolio Holdings by Investment Type (% of Cash and Investments)

Portfolio Holdings by Industry (% of Cash and Investments)

Telecom Wireline	11.7%
Data Processing, Hosting, and Related Services	10.0%
Motor Vehicle Parts Manufacturing	8.7%
Nonferrous Metal (except Aluminum) Production and Processing	8.6%
Automotive Repair and Maintenance	7.1%
Other Information Services	6.0%
Satellite Telecommunications	5.1%
Semiconductor and Other Electronic Component Manufacturing	4.2%
Communications Equipment Manufacturing	3.7%
Cable Service Carriers	3.5%
Other Amusement and Recreation Industries	2.8%
Offices of Real Estate Agents and Brokers	2.5%
Plastics Product Manufacturing	2.0%
Depository Credit Intermediation	1.9%
Motor Vehicle Manufacturing	1.5%
Computer and Peripheral Equipment Manufacturing	1.1%
Industrial Machinery Manufacturing	1.1%
Clothing Stores	1.0%
Gambling Industries	1.0%
Electric Power Generation, Transmission and Distribution	0.7%
Management, Scientific, and Technical Consulting Services	0.7%
Home Furnishings Stores	0.2%
Radio and Television Broadcasting	0.1%
Support Activities for Air Transportation	0.1%
Scheduled Air Transportation	0.0%
Cash and Cash Equivalents	14.7%
Total	100.0%

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Statement of Assets and Liabilities (Unaudited)

September 30, 2008

Assets
Investments, at fair value:
Unaffiliated issuers (cost $331,987,559)	$268,603,970
Controlled companies (cost $35,811,772)	13,778,393
Other affiliates (cost $192,959,987)	258,206,887
Total investments (cost $560,759,318)	540,589,250

Cash and cash equivalents	93,068,347
Accrued interest income:
Unaffiliated issuers	9,653,567
Controlled companies	17,752
Other affiliates	1,012,271
Receivable for investment securities sold	11,131,370
Deferred debt issuance costs	2,569,356
Receivable from parent	197
Prepaid expenses and other assets	202,532
Total assets	658,244,642

Liabilities
Credit facility payable	179,000,000
Unrealized depreciation on swaps and forward contracts	4,043,145
Payable for investment securities purchased	1,375,722
Interest payable	1,019,683
Management and advisory fees payable	690,599
Payable to affiliate	34,854
Accrued expenses and other liabilities	240,497
Total liabilities	186,404,500

Preferred limited partner interests
Series A preferred interests; $20,000/interest liquidation preference;
6,700 interests authorized, issued and outstanding	134,000,000
Accumulated distributions on Series A preferred interests	1,107,769
Total preferred limited partner interests	135,107,769

Net assets applicable to common limited and general partners	$336,732,373

Composition of net assets applicable to common limited and general partners
Paid-in capital	$358,636,781
Accumulated net investment income	19,461,522
Accumulated net realized losses	(16,246,027)
Accumulated net unrealized depreciation	(25,119,903)
Net assets applicable to common limited and general partners	$336,732,373

See accompanying notes.

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Statement of Investments (Unaudited)

September 30, 2008

Showing Percentage of Total Cash and Investments of the Partnership

	Principal	Fair	Percent of Cash
Security	Amount	Value	and Investments
Debt Securities (51.70%)
Bank Debt (39.92%)(1)
Automotive Repair and Maintenance (2.93%)
ESP Holdings, Inc., 1st Lien Revolver, LIBOR + 4.5%, due 6/30/09
(Acquired 4/27/07, Amortized Cost $132,072)(2), (12)	$131,940	$129,301	0.02%
ESP Holdings, Inc., 1st Lien Term Loan, LIBOR + 4.5%, due 6/30/09
(Acquired 4/25/07 and 4/27/07, Amortized Cost $2,351,355)(2), (12)	$2,327,234	2,257,417	0.36%
ESP Holdings, Inc., 2nd Lien Term Loan, LIBOR + 10%, due 9/12/14
(Acquired 9/12/07, Amortized Cost $18,154,571) (2), (12)	$18,080,857	16,137,165	2.55%
Total Automotive Repair and Maintenance		18,523,883

Cable Service Carriers (3.46%)
Casema, Mezzanine Term Loan, EURIBOR+4.5% Cash + 4.75% PIK, due 9/12/16
(Acquired 10/3/06, Amortized Cost $21,373,446) - (Netherlands) (9), (12)	€16,580,588	21,916,712	3.46%

Communications Equipment Manufacturing (3.70%)
Enterasys Network Distribution Ltd., 2nd Lien Term Loan, LIBOR+ 9.25%, due 2/22/11
(Acquired 3/9/07, Amortized Cost $1,088,826) - (Ireland)	$1,099,824	1,088,826	0.17%
Enterasys Networks, Inc., 2nd Lien Term Loan, LIBOR + 9%, due 2/22/11
(Acquired 3/9/07, Amortized Cost $4,774,082)	$4,822,306	4,774,082	0.75%
Mitel Networks Corporation, 1st Lien Term Loan, LIBOR + 3.25%, due 8/10/14
(Acquired 12/13/07, Amortized Cost $18,672,125)	$19,863,963	17,639,199	2.78%
Total Communications Equipment Manufacturing		23,502,107

Computer and Peripheral Equipment Manufacturing (1.10%)
Palm, Inc., Tranche B Term Loan, LIBOR + 3.5%, due 4/24/14
(Acquired 5/24/07, Amortized Cost $10,213,409)	$11,348,232	6,979,163	1.10%

Data Processing, Hosting, and Related Services (7.83%)
GXS Worldwide, Inc., 1st Lien Term Loan, LIBOR + 4%, due 3/31/13
(Acquired 10/12/07, Amortized Cost $9,055,889)	$9,240,703	8,732,464	1.38%
GXS Worldwide, Inc., 2nd Lien Term Loan, LIBOR + 7.5%, due 9/30/13
(Acquired 10/12/07, Amortized Cost $22,259,237)	$22,598,211	21,694,282	3.42%
Terremark Worldwide, Inc., 1st Lien Term Loan, LIBOR + 3.75%, due 7/31/12
(Acquired 8/1/07, Amortized Cost $5,659,787)	$5,659,787	5,405,097	0.85%
Terremark Worldwide, Inc., 2nd Lien Term Loan, LIBOR + 3.25% cash + 4.5% PIK, due 1/31/13
(Acquired 8/1/07, Amortized Cost $14,484,573)	$14,566,450	13,819,920	2.18%
Total Data Processing, Hosting, and Related Services		49,651,763

Electric Power Generation, Transmission and Distribution (0.10%)
La Paloma Generating Company Residual Bank Debt
(Acquired 2/2/05, 3/18/05, and 5/6/05, Cost $1,885,234) (3)	$23,218,324	637,761	0.10%

Management, Scientific, and Technical Consulting Services (0.65%)
Booz Allen Hamilton Mezzanine Loan, 11% Cash + 2% PIK, due 7/31/16
(Acquired 8/1/08, Amortized Cost $4,215,058)	$4,257,634	4,140,549	0.65%

Motor Vehicle Manufacturing (1.55%)
General Motors Corporation, Revolver, LIBOR + 1.75%, due 7/20/11
(Acquired 9/27/07, 11/27/07, and 12/14/07 Amortized Cost $13,667,603)	$15,000,000	9,811,358	1.55%

Motor Vehicle Parts Manufacturing (2.29%)
EaglePicher Corporation, 1st Lien Tranche B Term Loan, LIBOR + 4.5%, due 12/31/12
(Acquired 12/31/07, Amortized Cost $7,927,563) (2), (12)	$7,927,563	7,647,458	1.21%
EaglePicher Corporation, 2nd Lien Term Loan, LIBOR + 7.5%, due 12/31/13
(Acquired 12/31/07, Amortized Cost $7,000,000) (2), (12)	$7,000,000	6,851,831	1.08%
Total Motor Vehicle Parts Manufacturing		14,499,289

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Statement of Investments (Continued) (Unaudited)

September 30, 2008

Showing Percentage of Total Cash and Investments of the Partnership

	Principal	Fair	Percent of Cash
Security	Amount	Value	and Investments
Debt Securities (continued)
Offices of Real Estate Agents and Brokers (2.03%)
Realogy Corporation, Revolver, LIBOR + 2.25%, due 4/10/13
(Acquired 6/28/07, 7/9/07 and 7/13/07, Amortized Cost $4,830,000)	$15,000,000	$1,955,000	0.31%
Realogy Corporation, Delayed Draw Term Loan, LIBOR + 3%, due 10/10/13
(Acquired 12/31/07, Amortized Cost $7,006,021)	$7,413,778	5,537,166	0.87%
Realogy Corporation, Term Loan B, LIBOR + 3%, due 10/10/13
(Acquired 7/17/07, 7/18/07, 7/19/07, 8/15/07, 9/12/07, 12/06/07, 11/22/08, Amortized Cost $6,700,900)	$7,186,298	5,367,266	0.85%
Total Offices of Real Estate Agents and Brokers		12,859,432

Radio and Television Broadcasting (0.13%)
Newport Television LLC, Term Loan B, LIBOR + 5%, due 9/14/16
(Acquired 5/1/08 and 5/29/08, Amortized Cost $681,770)	$749,198	636,818	0.10%
High Plains Broadcasting Operating Company, Term Loan, LIBOR + 5%, due 9/14/16
(Acquired 9/15/08, Amortized Cost $180,370)	$198,208	168,477	0.03%
Total Radio and Television Broadcasting		805,295

Satellite Telecommunications (4.54%)
WildBlue Communications, Inc., 1st Lien Delayed Draw Term Loan, LIBOR + 4% Cash
+ 2.5% PIK, due 12/31/09
(Acquired 9/29/06, Amortized Cost $13,668,708) (12)	$13,602,287	12,749,424	2.01%
WildBlue Communications, Inc., 2nd Lien Delayed Draw Term Loan, LIBOR + 5% Cash
+ 4.5% PIK, due 8/15/11
(Acquired 9/29/06, Amortized Cost $16,820,496)(12)	$17,232,787	16,039,417	2.53%
Total Satellite Telecommunications		28,788,841

Semiconductor and Other Electronic Component Manufacturing (4.19%)
Celerity, Inc., Senior Secured Notes, LIBOR + 12%, due 12/31/09
(Acquired 4/15/08 , Amortized Cost $22,135,461) (2)	$22,135,461	21,416,059	3.38%
Celerity, Inc., Senior Second Lien Secured Convertible Notes, 12% PIK, due 12/31/09
(Acquired 4/15/08, Amortized Cost $7,538,637) (2)	$7,538,637	5,126,273	0.81%
Total Semiconductor and Other Electronic Component Manufacturing		26,542,332

Telecom Wireline (5.42%)
Cavalier Telephone Corporation, Senior Secured 1st Lien Term Loan, LIBOR + 7.25%, due 12/31/12
(Acquired 4/24/08, Amortized Cost $702,833)	$900,055	540,033	0.09%
Global Crossing Limited, Tranche B Term Loan, LIBOR +6.25%, due 5/9/12
(Acquired 6/4/07, Amortized Cost $8,466,455)	$8,466,455	7,831,471	1.24%
Integra Telecom, Inc., 2nd Lien Term Loan, LIBOR + 7%, due 2/28/14
(Acquired 9/05/07, Amortized Cost $3,360,000)	$3,500,000	3,115,000	0.49%
Integra Telecom, Inc., Term Loan, LIBOR + 10% PIK, due 8/31/14
(Acquired 9/05/07, Amortized Cost $4,601,032)	$4,601,032	3,634,815	0.57%
Interstate Fibernet, Inc., 1st Lien Term Loan, LIBOR + 4%, due 7/31/13
(Acquired 8/01/07, Amortized Cost $11,064,025) (2), (12)	$11,376,890	9,556,587	1.51%
Interstate Fibernet, Inc., 2nd Lien Term Loan, LIBOR + 7.5%, due 7/31/14
(Acquired 7/31/07, Amortized Cost $8,281,636) (2), (12)	$8,281,636	7,693,640	1.21%
NEF Telecom Company BV, 2nd Lien Tranche D Term Loan, EURIBOR + 5.5%, due 2/16/17
(Acquired 8/29/07, and 11/29/07 Amortized Cost $2,111,865) - (Bulgaria)(9)	€1,538,600	1,989,319	0.31%
Total Telecom Wireline		34,360,865

Total Bank Debt (Cost $281,065,039)		253,019,350

Other Corporate Debt Securities (11.78%)
Automotive Repair and Maintenance (0.74%)
ESP Holdings, Inc., Junior Unsecured Subordinated Promissory Notes, 18% PIK due 3/31/15
(Acquired 5/30/08, Amortized Cost $5,648,907) (2), (12)	$5,648,907	4,716,838	0.74%

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Statement of Investments (Continued) (Unaudited)

September 30, 2008

Showing Percentage of Total Cash and Investments of the Partnership

	Principal
	Amount	Fair	Percent of Cash
Security	or Shares	Value	and Investments
Debt Securities (continued)
Data Processing, Hosting, and Related Services (1.43%)
Anacomp, Inc., Promissory Note, LIBOR + 6.5% PIK, due 8/31/09
(Acquired 5/24/07, Amortized Cost $1,148,634) (2), (10)	$1,148,634	$1,148,634	0.18%
Anacomp, Inc., Senior Secured Subordinated Notes, 14% PIK, due 3/12/13
(Acquired 3/12/08, Amortized Cost $7,952,090) (2), (10)	$7,952,090	7,952,090	1.25%
Total Data Processing, Hosting, and Related Services		9,100,724

Gambling Industries (1.05%)
Harrah's Operating Company Inc., Senior Notes, 10.75%, due 2/1/16	$12,777,000	6,644,040	1.05%

Home Furnishings Stores (0.17%)
Linens n' Things, Floating Rate Note, LIBOR + 5.625%, due 1/15/14(3)	$3,843,000	1,071,467	0.17%

Industrial Machinery Manufacturing (1.02%)
GSI Group Corporation, Senior Notes, 11%, due 8/20/13
(Acquired 8/20/08, Amortized Cost $ 6,659,912)(5)	$7,778,000	6,440,184	1.02%

Plastics Product Manufacturing (1.53%)
Pliant Corporation, Senior Secured 2nd Lien Notes, 11.125%, due 9/1/09	$13,477,000	9,693,197	1.53%

Offices of Real Estate Agents and Brokers (0.44%)
Realogy Corporation, Senior Note, 10.5%, due 4/15/14	$1,965,000	889,162	0.14%
Realogy Corporation, Senior Subordinated Notes, 12.375%, due 4/15/15	$4,915,000	1,879,250	0.30%
Total Offices of Real Estate Agents and Brokers		2,768,412

Other Amusement and Recreation Industries (2.78%)
Bally Total Fitness Holdings, Inc., Senior Subordinated Notes, 14% Cash or 15.625% PIK, due 10/1/13
(Acquired 10/01/07, Amortized Cost $45,061,625)(5), (14)	$44,090,666	17,636,266	2.78%

Telecom Wireline (2.62%)
NEF Telecom Company BV, Mezzanine Term Loan, EURIBOR + 10% PIK, due 8/16/17
(Acquired 8/29/07, Amortized Cost $19,561,122) - (Bulgaria)(9)	€14,073,015	16,594,169	2.62%

Total Other Corporate Debt Securities (Cost $117,008,915)		74,665,297

Total Debt Securities (Cost $398,073,954)		327,684,647

Equity Securities (33.60%)
Automotive Repair and Maintenance (3.48%)
ESP Holdings, Inc., Common Stock
(Acquired 9/12/07 Cost $9,311,782)(2), (3), (5), (6), (12)	88,670	11,587,457	1.83%
ESP Holdings, Inc., 15% PIK, Preferred Stock
(Acquired 9/12/07 Cost $4,502,521)(2), (3), (5), (6), (12)	40,618	10,428,658	1.65%
Total Automotive Repair and Maintenance		22,016,115

Clothing Stores (0.97%)
Stage Stores Inc., Common Stock	448,854	6,131,346	0.97%

Data Processing, Hosting, and Related Services (0.73%)
Anacomp, Inc., Common Stock
(Acquired during 2002, 2003, 2005, and 2006, Cost $26,711,048) (2), (3), (5), (10)	1,253,969	4,633,415	0.73%

Depository Credit Intermediation (1.90%)
Doral Holdings, LP Interest
(Acquired 7/12/07, Cost $11,138,132) (3), (5)	11,138,132	12,018,108	1.90%

Electric Power Generation, Transmission and Distribution (0.59%)
Mach Gen, LLC, Common Units
(Acquired 2/21/07, Cost $931,596)(3), (5)	5,198	3,291,893	0.52%
Mach Gen, LLC, Warrants to purchase Warrant Units
(Acquired 2/21/07, Cost $387,063)(3), (5)	2,098	472,050	0.07%
Total Electric Power Generation, Transmission and Distribution		3,763,943

Industrial Machinery Manufacturing (0.12%)
GSI Group Inc. Warrants to purchase Common Shares
(Acquired 8/20/08, Amortized Cost $ 1,136,229) (5)	217,877	766,927	0.12%

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Statement of Investments (Continued) (Unaudited)

September 30, 2008

Showing Percentage of Total Cash and Investments of the Partnership

	Principal Amount	Fair	Percent of Cash
Security	or Shares	Value	and Investments

Equity Securities (continued)
Motor Vehicle Parts Manufacturing (6.44%)
EaglePicher Holdings, Inc., Common Stock
(Acquired 3/9/05, Cost $24,285,461)(2), (3), (5), (6), (7), (12)	1,312,720	$40,805,901	6.44%

Nonferrous Metal (except Aluminum) Production and Processing (8.58%)
International Wire Group, Inc., Common Stock
(Acquired 10/20/04, Cost $29,012,690) (2), (3), (5), (6), (14)	1,979,441	54,375,244	8.58%

Other Information Services (6.03%)
Information Resources, Inc., Series A Restricted Preferred Stock
(Acquired 11/10/04, Cost $1)(2), (3), (5), (6), (12)	8,334,074	19,605,910	3.09%
Information Resources, Inc., Series A Preferred Stock
(Acquired 11/10/04, Cost $1) (2), (3), (5), (6), (12)	7,921,579	18,635,515	2.94%
Total Other Information Services		38,241,425

Plastics Product Manufacturing (0.44%)
Pliant Corporation, Common Stock
(Acquired 7/18/06, Cost $177) (3), (5), (15)	422	422	0.00%
Pliant Corporation, 13% PIK, Preferred Stock	6,860,652	2,788,855	0.44%
Total Plastics Product Manufacturing		2,789,277

Satellite Telecommunications (0.56%)
WildBlue Communications, Inc., Non-Voting Warrants
(Acquired 10/23/06, Cost $673,094) (3), (5), (12)	51,896	3,532,561	0.56%

Scheduled Air Transportation (0.01%)
SVC Partners Corp. 2, Common Stock
(Acquired 5/15/07, Cost $0) (2), (5), (10)	100	44,254	0.01%

Semiconductor and Other Electronic Component Manufacturing (0.00%)
Celerity, Inc., Common Stock
(Acquired 12/23/04, 9/8/05 and 2/1/06, Cost $12,135,924) (2), (3), (5), (6)	2,427,185	-	0.00%
Kinetics Holdings, LLC, Common Units
(Acquired 1/7/05, Cost $2,587,349) (3), (5)	3,384,000	1	0.00%
Total Semiconductor and Other Electronic Component Manufacturing		1

Support Activities for Air Transportation (0.05%)
Alabama Aircraft Industries, Inc., Common Stock
(Acquired 3/12/02, 3/13/02 and 12/11/02, Cost $3,550,121)(3), (5)	164,636	324,333	0.05%

Telecom Wireline (3.70%)
Interstate Fibernet, Inc., Common Stock
(Acquired 7/31/07 Cost $23,477,380) (2), (3), (4), (5), (6),	10,890,068	21,235,633	3.35%
NEF Kamchia Co-Investment Fund, LP Interest
(Acquired 7/31/07, Cost $3,367,227) (3), (5), (9)	2,455,500	2,226,120	0.35%
Total Telecom Wireline		23,461,753

Total Equity Securities (Cost $162,685,364)		212,904,603

Total Investments (Cost $560,759,318) (11)		540,589,250

Cash and Cash Equivalents (14.70%)
Chevron Funding Commercial Paper, 2.0%, due 10/07/08	$10,000,000	9,996,667	1.58%
Chevron Funding Commercial Paper, 2.2%, due 10/14/08	$10,000,000	9,992,056	1.58%
Citicorp, Commercial Paper, 0.75%, due 10/06/08	$15,000,000	14,990,000	2.37%
Citicorp, Commercial Paper, 2.5%, due 10/03/08	$10,000,000	9,998,611	1.58%
GECC, Commercial Paper, 2.15%, due 10/03/08	$10,000,000	9,998,806	1.58%
GECC, Commercial Paper, 2.25%, due 10/07/08	$10,000,000	9,996,250	1.58%
Union Bank of California, Commercial Paper, 2.1%, due 10/03/08	$10,000,000	9,998,833	1.58%
Cash denominated in foreign currencies (Cost $352,016)	€259,166	365,216	0.06%
Wells Fargo Overnight Repurchase Agreement, 0.55%,
Collateralized by FHLB Discount Notes	$7,353,026	7,353,026	1.16%
Cash Held on Account at Various Institutions	$10,378,882	10,378,882	1.63%
Total Cash and Cash Equivalents		93,068,347

Total Cash and Investments		$633,657,597	100.00%

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Statement of Investments (Continued) (Unaudited)

September 30, 2008

Notes to Statement of Investments:

(1)
Investments in bank debt generally are bought and sold among institutional investors in transactions not subject to registration under the Securities Act of 1933. Such transactions are generally subject to contractual restrictions, such as approval of the agent or borrower.

(2)	Affiliated issuer - as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of this issuer).

(3)	Non-income producing security.

(4)	Priced using the closing price per Pink Sheets.

(5)	Restricted security.

(6)	Investment is not a controlling position.

(7)	The Partnership's advisor may demand registration at any time more than 180 days following the first initial public offering of common equity by the issuer.

(8)
Registration of this issue of restricted stock may be forced by a majority of the eligible holders of the issue by written notice to the issuer once the issuer becomes eligible to use a short form registration statement on Form S-3.

(9)	Principal amount denominated in euros. Amortized cost and fair value converted from euros to US dollars.

(10)	Issuer is a controlled company.

(11)	Includes investments with an aggregate market value of $25,236,996 that have been segregated to collateralize certain unfunded commitments.

(12)	Priced by an independent third party pricing service.

(13)	Priced by one or more independent third party appraisers.

(14)	Priced using quotes from one or more independent third party broker-dealers.

(15)
The Partnership may demand registration of the shares as part of a majority (by interest) of the holders of the registrable shares of the issuer, or in connection with an initial public offering by the issuer.

Aggregate purchases and aggregate sales of investment securities, other than Government securities, totaled $153,676,290 and $172,593,463 respectively.
Aggregate purchases includes securities received as payment in-kind. Aggregate sales includes principal paydowns on debt securities.

The total value of restricted securities as of September 30, 2008 was $481,080,202, or 75.9% of total cash and investments of the Partnership.

Swaps and forward contracts at September 30, 2008 were as follows:

	Number of
	Contracts or	Fair
Instrument	Notional Amount	Value

Forward Contracts
Euro/US Dollar Forward Currency Contract, Expire 9/15/09	$639,606	$(35,361)
Euro/US Dollar Forward Currency Contract, Expire 2/1/10	$1,067,507	(44,279)
Total Forward Contracts		(79,640)

Swaps
Euro/US Dollar Cross Currency Basis Swap, Expire 9/12/16	$21,122,903	(2,889,019)
Euro/US Dollar Cross Currency Basis Swap, Expire 5/16/12	$18,122,832	(1,074,486)
Total Swaps		(3,963,505)

Total Forward Contracts and Swaps		$(4,043,145)

See accompanying notes.

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Statement of Operations (Unaudited)

Nine Months Ended September 30, 2008

Investment income
Interest income:
Unaffiliated issuers	$26,841,905
Controlled companies	537,768
Other affiliates	9,951,024
Dividend income:
Unaffiliated issuers	646,729
Other affiliates	3,678
Other income:
Unaffiliated issuers	231,282
Other affiliates	32,613
Total investment income	38,244,999

Operating expenses
Management and advisory fees	6,215,391
Interest expense	3,827,876
Amortization of deferred debt issuance costs	330,518
Commitment fees	199,385
Legal fees, professional fees and due diligence expenses	172,831
Director fees	88,257
Insurance expense	58,457
Other operating expenses	239,668
Total expenses	11,132,383

Net investment income	27,112,616

Net realized and unrealized loss
Net realized loss from:
Investments in unaffiliated issuers	(16,531,321)
Investments in affiliated issuers	(1,143,853)
Foreign currency transactions	1,431,513
Net realized loss	(16,243,661)

Net change in unrealized appreciation/depreciation on:
Investments	(60,888,804)
Foreign currency	(939,043)
Net change in unrealized appreciation/depreciation	(61,827,847)
Net realized and unrealized loss	(78,071,508)

Distributions to preferred limited partners	(4,792,592)
Net change in accumulated distributions to preferred limited partners	830,434

Net decrease in net assets applicable to common limited and general partners resulting from operations	$(54,921,050)

See accompanying notes.

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Statements of Changes in Net Assets

	Nine Months Ended September 30, 2008 (Unaudited)
		Common
		Limited	General
	Total	Partner	Partner
Net assets applicable to common limited and general partners, beginning of period	$395,653,423	$392,503,508	$3,149,915

Net investment income	27,112,616	26,625,256	487,360
Net realized loss on investments and foreign currency	(16,243,661)	(15,886,299)	(357,362)
Net change in unrealized appreciation/depreciation on investments and foreign currency	(61,827,847)	(58,636,769)	(3,191,078)
Distributions to preferred limited partners from net investment income	(4,792,592)	(4,680,151)	(112,441)
Net change in accumulated distributions to preferred limited partners	830,434	806,828	23,606
Net decrease in net assets applicable to common limited and general partners resulting from operations	(54,921,050)	(51,771,135)	(3,149,915)

Distributions to common limited partner from:
Net investment income	(4,000,000)	(4,000,000)	-

Net assets applicable to common limited and general partners, end of period (including accumulated net investment income of $19,461,522, $14,226,678, and $5,234,844, respectively)	$336,732,373	$336,732,373	$-

	Year Ended December 31, 2007
		Common
		Limited	General
	Total	Partner	Partner
Net assets applicable to common limited and general partners, beginning of year	$447,785,511	$434,209,178	$13,576,333

Net investment income	70,319,957	56,255,965	14,063,992
Net realized gain on investments and foreign currency	37,199,262	29,759,410	7,439,852
Net change in unrealized appreciation on investments and foreign currency	(49,236,173)	(39,388,938)	(9,847,235)
Distributions to preferred limited partners from net investment income	(8,364,133)	(6,691,306)	(1,672,827)
Net change in accumulated distributions to preferred limited partners	148,999	119,199	29,800
Net increase in net assets applicable to common limited and general partners resulting from operations	50,067,912	40,054,330	10,013,582

Distributions to common limited and general partners from:
Net investment income	(62,288,344)	(49,830,676)	(12,457,668)
Net realized gains	(37,201,628)	(29,761,302)	(7,440,326)
Returns of capital	(2,710,028)	(2,168,022)	(542,006)
Total distributions to common limited and general partners	(102,200,000)	(81,760,000)	(20,440,000)

Net assets applicable to common limited and general partners, end of year (including accumulated net investment income of $311,064, $248,851, and $62,213, respectively)	$395,653,423	$392,503,508	$3,149,915

See accompanying notes.

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Statement of Cash Flows (Unaudited)

Nine Months Ended September 30, 2008

Operating activities
Net decrease in net assets applicable to common limited and general partners resulting from operations	$(54,921,050)
Adjustments to reconcile net decrease in net assets applicable to common limited and general partners resulting from operations to net cash provided by operating activities:
Net realized loss on investments and foreign currency	16,243,661
Net change in unrealized appreciation/depreciation on investments	60,888,804
Distributions paid to preferred limited partners	4,792,592
Decrease in accumulated distributions to preferred limited partners	(830,434)
Accretion of original issue discount	(458,534)
Accretion of market discount	(161,719)
Income from paid in-kind capitalization	(9,901,227)
Amortization of deferred debt issuance costs	330,518
Changes in assets and liabilities:
Purchases of investment securities	(143,775,063)
Proceeds from sales, maturities and paydowns of investment securities	172,593,463
Increase in receivable for investment securities sold	(9,329,270)
Increase in accrued interest income - unaffiliated issuers	(5,054,401)
Increase in accrued interest income - controlled companies	(6,749)
Decrease in accrued interest income - other affiliates	1,026,757
Increase in prepaid expenses and other assets	(137,376)
Increase in receivable from parent	(197)
Decrease in payable for investment securities purchased	(12,962,348)
Decrease in interest payable	(990,929)
Decrease in payable to affiliate	(33,605)
Decrease in accrued expenses and other liabilities	(49,992)
Net cash provided by operating activities	17,262,901

Financing activities
Proceeds from draws on credit facility	195,000,000
Principal repayments on credit facility	(223,000,000)
Distributions paid to preferred limited partners	(4,792,592)
Distributions paid to common limited and general partners	(4,000,000)
Net cash used in financing activities	(36,792,592)

Net decrease in cash and cash equivalents	(19,529,691)
Cash and cash equivalents at beginning of period	112,598,038
Cash and cash equivalents at end of period	$93,068,347

Supplemental cash flow information:
Interest payments	$4,888,388

See accompanying notes.

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Notes to Financial Statements (Unaudited)

September 30, 2008

1. Organization and Nature of Operations

Special Value Continuation Partners, LP (the “Partnership”), a Delaware Limited Partnership, is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940 (the “1940 Act”). The Partnership has elected to be treated as a partnership for U.S. federal income tax purposes.

Investment operations commenced and initial funding was received on July 31, 2006. The Partnership was formed to acquire a portfolio of investments consisting primarily of bank loans, distressed debt, stressed high yield debt, mezzanine investments and public equities. The stated objective of the Partnership is to achieve high total returns while minimizing losses. Special Value Continuation Fund, LLC (“SVCF” or the “Common Limited Partner”) owns 100% of the common limited partner interests of the Partnership.

The General Partner of the Partnership is SVOF/MM, LLC (“SVOF/MM”). The managing member of SVOF/MM is Tennenbaum Capital Partners, LLC (“TCP”), which serves as the Investment Manager of the Partnership. Babson Capital Management LLC serves as Co-Manager. Substantially all of the equity interests of the General Partner are owned directly or indirectly by TCP, Babson Capital Management LLC and employees of TCP. The Partnership, TCP, SVOF/MM and their members and affiliates may be considered related parties.

Partnership management consists of the General Partner and the Board of Directors. The General Partner directs and executes the day-to-day operations of the Partnership, subject to oversight from the Board of Directors, which performs certain functions required by the 1940 Act. The Board of Directors has delegated investment management of the Partnership’s assets to the Investment Manager and the Co-Manager. The Board of Directors consists of three persons, two of whom are independent. The holders of the preferred limited interests voting separately as a class will be entitled to elect two of the Partnership’s Directors. The remaining directors of the Partnership will be subject to election by holders of common limited partner interests and preferred limited partner interests voting together as a single class.

Partnership Structure

Total initial capitalization of the Partnership is approximately $828.8 million, consisting of approximately $419.0 million of common limited partner interests (the “Common Interests”) held by SVCF, an approximately $9.8 million initial general partner interest (the “GP Interest”) held by SVOF/MM, $134 million of preferred limited partner interests (the “Preferred Interests”) and $266 million under a senior secured revolving credit facility (the “Senior Facility”). The Common Interests, GP Interest, Preferred Interests and the amount drawn under the Senior Facility are used to purchase Partnership investments and to pay certain fees and expenses of the Partnership. Most of these investments are included in the collateral for the Senior Facility.

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Notes to Financial Statements (Unaudited) (Continued)

September 30, 2008

1. Organization and Nature of Operations (continued)

The Partnership will liquidate and distribute its assets and will be dissolved on June 30, 2016, subject to up to two one-year extensions if requested by the General Partner and approved by SVCF as the holder of the Common Interests. However, the Partnership Agreement will prohibit liquidation of the Partnership prior to June 30, 2016 if the Preferred Interests are not redeemed in full prior to such liquidation.

Preferred Limited Partner Interests

At September 30, 2008, the Partnership had 6,700 Preferred Interests issued and outstanding with a liquidation preference of $20,000 per Preferred Interest. The Preferred Interests are redeemable at the option of the Partnership, subject to certain limitations. Additionally, under certain conditions, the Partnership may be required to either redeem certain of the Preferred Interests or repay indebtedness, at the Partnership’s option. Such conditions would include a failure by the Partnership to maintain adequate collateral as required by its credit facility agreement or by the Statement of Preferences of the Preferred Interests, or a failure by the Partnership to maintain sufficient asset coverage as required by the 1940 Act. As of September 30, 2008, the Partnership was in full compliance with such requirements.

The Preferred Interests accrue dividends at an annual rate equal to LIBOR plus 0.75%, or in the case of any holders of Preferred Interests that are CP Conduits (as defined in the leveraging documents), the higher of (i) LIBOR plus 0.75% or (ii) the CP Conduit’s cost of funds rate plus 0.75%, subject to certain limitations and adjustments.

2. Summary of Significant Accounting Policies

Basis of Presentation

The financial statements of the Partnership have been prepared in accordance with accounting principles generally accepted in the United States (“GAAP”). In the opinion of the Investment Manager and the General Partner, the financial results of the Partnership included herein contain all adjustments necessary to present fairly the financial position of the Partnership as of September 30, 2008, the results of its operations and its cash flows for the period then ended and the changes in net assets for the period then ended and for the year ended December 31, 2007. The following is a summary of the significant accounting policies of the Partnership.

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Notes to Financial Statements (Unaudited) (Continued)

September 30, 2008

2. Summary of Significant Accounting Policies (continued)

Investment Valuation

Management values investments held by the Partnership at fair value based upon the principles and methods of valuation set forth in policies adopted by the Partnership’s Board of Directors and in conformity with procedures set forth in the Senior Facility and Statement of Preferences for the Preferred Interests. Fair value is defined as the price that would be received to sell an investment in an orderly transaction between market participants at the measurement date.

Investments listed on a recognized exchange or market quotation system, whether U.S. or foreign, are valued for financial reporting purposes as of the last business day of the reporting period using the closing price on the date of valuation. Liquid investments not listed on a recognized exchange or market quotation system are valued by an approved nationally recognized pricing service or by using bid prices on the date of valuation as supplied by approved broker-dealers.

Semi-liquid investments, illiquid investments, and investments for which market quotations are determined to be unreliable are valued using valuations obtained from independent third party pricing or valuation services, or are valued internally by the Investment Manager under guidelines adopted by the Partnership’s Board of Directors and subject to their approval.

Investments valued internally by the Investment Manager are limited to 5% of the Total Capitalization of the Partnership, as defined in the Senior Facility. Generally, to increase objectivity in valuing the Partnership’s assets, the Investment Manager will utilize external measures of value, such as public markets or third-party transactions, whenever possible. The Investment Manager’s valuation is not based on long-term work-out value, immediate liquidation value, nor incremental value for potential changes that may take place in the future. The values assigned to investments that are valued by the Investment Manager are based on available information and do not necessarily represent amounts that might ultimately be realized, as these amounts depend on future circumstances and cannot reasonably be determined until the individual investments are actually liquidated.

Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), establishes a hierarchy that prioritizes the inputs used to measure fair value. The level category in which an investment falls is based on the lowest level input that is significant to the valuation of the investment in its entirety. At September 30, 2008, the investments of the Partnership were categorized as follows:

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Notes to Financial Statements (Unaudited) (Continued)

September 30, 2008

2. Summary of Significant Accounting Policies (continued)

Level	Basis for Determining Fair Value	Aggregate Value
1	Quoted prices in active markets for identical assets	$6,455,678
2	Other observable market inputs*	140,009,957
3	Independent third-party pricing sources that employ significant unobservable inputs	375,111,414
3	Internal valuations with significant unobservable inputs	19,012,201

* E.g. quoted prices in inactive markets or quotes for comparable investments

Changes in investments categorized as Level 3 during the nine months ended September 30, 2008 were as follows:

	Independent Third Party Valuation	Investment Manager Valuation
Beginning balance	$153,381,188	$33,074,392
Net realized and unrealized gains (losses)	13,964,706	4,212,986
Net acquisitions and dispositions	(5,447,606)	(18,275,177)
Net transfers in/out of category	213,213,126	-
Ending balance	$375,111,414	$19,012,201

Net change in unrealized gains (losses) during the period on investments still held at period end (included in net realized and unrealized gains/losses, above)	$14,852,763	$136,280

Investment Transactions

The Partnership records investment transactions on the trade date, except for private transactions that have conditions to closing, which are recorded on the closing date. The cost of investments purchased is based upon the purchase price plus those professional fees which are specifically identifiable to the investment transaction. Realized gains and losses on investments are recorded based on the specific identification method, which typically allocates the highest cost inventory to the basis of investments sold.

Cash and Cash Equivalents

Cash consists of amounts held in accounts with brokerage firms and the custodian bank. Cash equivalents consist of highly liquid investments with an original maturity of three months or less. For purposes of reporting cash flows, cash consists of the cash held with brokerage firms and the custodian bank, and cash equivalents maturing within 90 days.

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Notes to Financial Statements (Unaudited) (Continued)

September 30, 2008

2. Summary of Significant Accounting Policies (continued)

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Partnership’s policy that its custodian take possession of the underlying collateral, the fair value of which is required to exceed the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Partnership may be delayed or limited.

Restricted Investments

The Partnership may invest in instruments that are subject to legal or contractual restrictions on resale. These investments generally may be resold to institutional investors in transactions exempt from registration or to the public if the securities are registered. Disposal of these investments may involve time-consuming negotiations and additional expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted investments is included at the end of the Statement of Investments. Restricted investments, including any restricted investments in affiliates, are valued in accordance with the investment valuation policies discussed above.

Foreign Investments

The Partnership may invest in instruments traded in foreign countries and denominated in foreign currencies. At September 30, 2008, the Partnership held foreign currency denominated investments with an aggregate fair value of approximately 6.7% of the Partnership’s total cash and investments.  Such positions were converted at the closing rate in effect at September 30, 2008 and reported in U.S. dollars. Purchases and sales of investments and income and expense items denominated in foreign currencies, when they occur, are translated into U.S. dollars on the respective dates of such transactions. The portion of gains and losses on foreign investments resulting from fluctuations in foreign currencies is included in net realized and unrealized gain or loss from investments.

Investments in foreign companies and securities of foreign governments may involve special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include, among other things, revaluation of currencies, less reliable information about issuers, different transactions clearance and settlement practices, and potential future adverse political and economic developments. Moreover, investments in some foreign companies and securities of foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the U.S. government.

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Notes to Financial Statements (Unaudited) (Continued)

September 30, 2008

2. Summary of Significant Accounting Policies (continued)

Derivatives

In order to mitigate certain currency exchange and interest rate risks, the Partnership has entered into several swap and forward currency transactions. All derivatives are recognized as either assets or liabilities in the statement of assets and liabilities. The transactions entered into are accounted for using the mark-to-market method with the resulting change in fair value recognized in earnings for the current period.

Valuations of swaps and forward currency transactions at September 30, 2008 were determined as follows:

Level	Basis for Determining Fair Value	Aggregate Value
2	Other observable market inputs	$(4,043,145)

Debt Issuance Costs

Costs of $3,525,927 were incurred in connection with placing the Partnership’s Senior Facility. These costs are being deferred and are amortized on a straight-line basis over eight years, the estimated life of the Senior Facility. The impact of utilizing the straight-line amortization method versus the effective-interest method is not expected to be material to the Partnership’s operations.

Purchase Discounts

The majority of the Partnership’s high yield and distressed debt investments are purchased at a considerable discount to par as a result of the underlying credit risks and financial results of the issuer, as well as general market factors that influence the financial markets as a whole. GAAP requires that discounts on corporate (investment grade) bonds, municipal bonds and treasury bonds be amortized using the effective-interest or constant-yield method. The process of accreting the purchase discount of a debt investment to par over the holding period results in accounting entries that increase the cost basis of the investment and record a noncash income accrual to the statement of operations.

The Partnership considers it prudent to follow GAAP guidance that requires the Investment Manager to consider the collectibility of interest when making accruals. AICPA Statement of Position 93-1 discusses financial accounting and reporting for high yield debt investments for which, because of the credit risks associated with high yield and distressed debt investments, income recognition must be carefully considered and constantly evaluated for collectibility.

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Notes to Financial Statements (Unaudited) (Continued)

September 30, 2008

2. Summary of Significant Accounting Policies (continued)

Accordingly, when accounting for purchase discounts, management recognizes discount accretion income when it is probable that such amounts will be collected and when such amounts can be estimated. A reclassification entry is recorded at disposition to reflect purchase discounts on all realized investments. For income tax purposes, the economic gain resulting from the sale of debt investments purchased at a discount is allocated between interest income and realized gains.

Distributions to the Common Limited Partner

Distributions to the Common Limited Partner are recorded on the ex-dividend date. The amount to be paid out as a distribution is determined by the General Partner, which has provided the Investment Manager with criteria for such distributions, and is generally based upon the Common Limited Partner’s estimated taxable earnings from its interest in the Partnership. Net realized capital gains are distributed at least annually. As of September 30, 2008, the Partnership had distributed $108,800,000 to the Common Limited Partner since inception.

Income Taxes

The Partnership’s income or loss is reported in the Partners’ income tax returns. Consequently, no income taxes are paid at the Partnership level or reflected in the Partnership’s financial statements. The tax returns, the qualification of the Partnership, and the amount of allocable Partnership income or loss for all tax years since inception are subject to examination by federal and state taxing authorities. No such examinations are currently pending.

Cost and unrealized appreciation (depreciation) for U.S. federal income tax purposes of the investments of the Partnership at September 30, 2008 were as follows:

Unrealized appreciation	$135,535,854
Unrealized depreciation	(159,749,067)
Net unrealized depreciation	$(24,213,213)

Cost	$560,759,318

Use of Estimates

The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Although management believes these estimates and assumptions to be reasonable and accurate, actual results could differ from those estimates.

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Notes to Financial Statements (Unaudited) (Continued)

September 30, 2008

2. Summary of Significant Accounting Policies (continued)

Recent Accounting Pronouncements

On January 1, 2008, the Partnership adopted Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. The adoption of FAS 157 did not have a material impact on the Partnership’s financial statements.

3. Allocations and Distributions

Net income and gains of the Partnership are distributed first to the Common Limited Partner until it has received an 8% annual weighted-average return on its undistributed contributed equity, and then to the General Partner until it has received 20% of all cumulative income and gain distributions. 80% of all remaining net income and gain distributions are allocated to the Common Limited Partner, with the remaining 20% allocated to the General Partner.

The timing of distributions is determined by the General Partner, which has provided the Investment Manager with certain criteria for such distributions. Unrealized gains, as well as undistributed net income and gains are allocated between the Common Limited Partner and the General Partner in a manner consistent with that used to determine distributions.

4. Management Fees and Other Expenses

The Partnership incurs an annual management and advisory fee, payable monthly in arrears, equal to 1.00% of the sum of the maximum amount of the Preferred Interests, the maximum amount available under the Senior Facility, and the net asset value of the Partnership at inception, subject to reduction by the amount of the Senior Facility commitment when the Senior Facility is no longer outstanding, and by the amount of the Preferred Interests when less than $1 million in liquidation value of preferred securities is outstanding. For purposes of computing the management fee, total capital is $828.8 million, consisting of an initial Partnership net asset value of $428.8 million, $134 million of Preferred Interests and $266 million of debt. In addition, the General Partner is entitled to a profit allocation as discussed in Note 3, above. As compensation for its services, the Co-Manager receives a portion of the management fees paid to the Investment Manager. The Co-Manager also receives a portion of any allocation paid to the General Partner.

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Notes to Financial Statements (Unaudited) (Continued)

September 30, 2008

4. Management Fees and Other Expenses (continued)

The Partnership pays all expenses incurred in connection with the business of the Partnership, including fees and expenses of outside contracted services, such as custodian, administrative, legal, audit and tax preparation fees, costs of valuing investments, insurance costs, brokers’ and finders’ fees relating to investments and any other transaction costs associated with the purchase and sale of investments of the Partnership.

5. Senior Secured Revolving Credit Facility

The Partnership has entered into a credit agreement with certain lenders, which provides for a senior secured revolving credit facility (the “Senior Facility”). The Senior Facility is a revolving extendible credit facility pursuant to which amounts may be drawn up to $266 million. The Senior Facility matures July 31, 2014, subject to extension by the lenders at the request of the Partnership for one 12-month period.

Advances under the Senior Facility bear interest at LIBOR plus 0.375% per annum, except in the case of loans from CP Conduits, which bear interest at the higher of LIBOR plus 0.375% or the CP Conduit’s cost of funds plus 0.375%, subject to certain limitations. Additionally, short-term advances under the swingline facility bear interest at the LIBOR Market Index Rate plus 0.375% per annum. In addition to amounts due on outstanding debt, the Senior Facility accrues commitment fees of 0.20% per annum on the unused portion of the Senior Facility, or 0.25% per annum when less than $106,400,000 in borrowings are outstanding.

6. Commitments, Concentration of Credit Risk and Off-Balance Sheet Risk

The Partnership conducts business with brokers and dealers that are primarily headquartered in New York and Los Angeles and are members of the major securities exchanges. Banking activities are conducted with a firm headquartered in the New York area.

In the normal course of business, the Partnership’s investment activities involve executions, settlement and financing of various transactions resulting in receivables from, and payables to, brokers, dealers and the Partnership’s custodian. These activities may expose the Partnership to risk in the event that such parties are unable to fulfill contractual obligations. Management does not anticipate any material losses from counterparties with whom it conducts business.

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Notes to Financial Statements (Unaudited) (Continued)

September 30, 2008

6. Commitments, Concentration of Credit Risk and Off-Balance Sheet Risk (continued)

Consistent with standard business practice, the Partnership enters into contracts that contain a variety of indemnifications. The Partnership’s maximum exposure under these arrangements is unknown. However, the Partnership expects the risk of loss to be remote.

The Partnership’s investments may include certain unfunded or partially funded loan commitments. These commitments are reflected at fair value and may be drawn up to the principal amount shown.

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Notes to Financial Statements (Unaudited) (Continued)

September 30, 2008

7. Financial Highlights

	Nine Months Ended September 30, 2008 (Unaudited)	Year Ended December 31, 2007	July 31, 2006 (Inception) to December 31, 2006

Return on invested assets (1), (2)	(6.6%)	11.7%	8.4%

Gross return to common limited partner (1)	(14.0%)	11.5%	10.3%
Less: General Partner profit allocation (1)	0.7%	(2.1%)	(2.1%)
Return to common limited partner (1), (3)	(13.3%)	9.4%	8.2%

Ratios and Supplemental Data:
Ending net assets attributable to common limited partner	$336,732,373	$392,503,508	$434,209,177

Net investment income / average
common limited partner equity (4), (5), (6)	10.2%	12.8%	10.4%

Expenses and General Partner allocation / average common equity
Operating expenses (4), (6)	4.2%	4.5%	5.7%
General Partner allocation (1)	(0.9%)	2.3%	2.0%
Total expenses and General Partner allocation	3.3%	6.8%	7.7%

Portfolio turnover rate (1), (7)	26.2%	64.6%	17.3%
Weighted-average debt outstanding	$139,489,051	$162,460,274	$168,292,208
Weighted-average interest rate	3.7%	5.8%	5.8%

Annualized Inception to Date Performance Data as of September 30, 2008:
Return on common equity (3)	1.3%
Return on invested assets (2)	5.8%
Internal rate of return to common limited partner equity (8)	2.8%

(1)	Not annualized for periods of less than one year.

(2)	Return on invested assets is a time-weighted, geometrically linked rate of return and excludes cash and cash equivalents.

(3)
Returns (net of dividends to preferred limited partners, allocations to the General Partner, and Partnership expenses, including financing costs and management fees) calculated on a monthly geometrically linked, time-weighted basis.

(4)	Annualized for periods of less than one year.

(5)	Net of allocation to the General Partner.

(6)	These ratios include interest expense but do not reflect the effect of dividend payments to preferred limited partners.

(7)	Excludes securities acquired from Special Value Bond Fund II, LLC and Special Value Absolute Return Fund, LLC at the inception of the Partnership.

(8)
Net of dividends to preferred limited partners, allocation to the General Partner and fund expenses, including financing costs, and management fees. Internal rate of return (“IRR”) is the imputed annual return over an investment period and, mathematically, is the rate of return at which the discounted cash flows equal the initial cash outlays. The internal rate of return presented assumes liquidation of the Partnership at net asset value as of the balance sheet date and is reduced by the organizational costs that were expensed at the inception of the Partnership.

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Schedule of Changes in Investments in Affiliates (1) (Unaudited)

Nine Months Ended September 30, 2008

Security	Value, Beginning of Period	Acquisitions	Dispositions	Value, End of Period

Anacomp, Inc., Common Stock	$10,984,768	$-	$-	$4,633,415
Anacomp, Inc., Promissory Note, LIBOR + 6.5% PIK, due 8/31/09	1,064,254	-	-	1,148,634
Anacomp, Inc., Senior Secured Subordinated Notes, 14% PIK,
due 3/12/13	-	5,036,944	-	7,952,090
Celerity, Inc., Senior Secured Notes,
LIBOR + 8%, due 12/23/08	21,010,712	-	(21,010,712)	-
Celerity, Inc., Senior Secured Notes,
LIBOR + 12%, due 12/31/09	-	21,543,028	-	21,416,059
Celerity, Inc., Senior Second Lien Secured Convertible Notes,
LIBOR + 12% PIK, due 12/31/09	-	7,316,698	-	5,126,273
Celerity, Inc., Common Stock	72,816	-	-	-
EaglePicher Corporation, 1st Lien Tranche B Term Loan
LIBOR + 4.5%, due 12/31/12	13,373,750	-	(5,019,969)	7,647,458
EaglePicher Corporation, 2nd Lien Term Loan
LIBOR + 7.5%, due 12/31/13	7,131,250	-	-	6,851,831
EaglePicher Holdings, Inc., Common Stock	45,968,173	-	-	40,805,901
ESP Holdings, Inc., 1st Lien Revolver
LIBOR + 4.5%, due 06/30/09	372,898	-	(509,198)	129,301
ESP Holdings, Inc., 1st Lien Term Loan
LIBOR + 4.5%, due 6/30/09	6,370,372	-	(1,957,678)	2,257,417
ESP Holdings, Inc., 2nd Lien Term Loan
LIBOR + 10%, due 9/12/14	17,448,027	-	-	16,137,165
ESP Holdings, Inc., Junior Unsecured Subordinated Promissory
Notes, 18% PIK, due 3/31/15	-	5,321,627	-	4,716,838
ESP Holdings, Inc., Common Stock	8,389,319	-	-	11,587,457
ESP Holdings, Inc., 15% PIK, Preferred Stock	9,269,965	-	(5,321,627)	10,428,658
Information Resources, Inc., Series A Restricted Preferred Stock	16,022,257	-	-	19,605,910
Information Resources, Inc., Series A Preferred Stock	15,229,236	-	-	18,635,515
International Wire Group, Senior Secured Notes,
10%, due 10/15/11	12,515,400	-	(12,515,400)	-
International Wire Group, Inc., Common Stock	44,042,562	-	-	54,375,244
Interstate Fibernet, Inc., 1st Lien Term Loan,
LIBOR + 4%, due 7/31/13	11,629,072	-	-	9,556,587
Interstate Fibernet, Inc., 2nd Lien Senior Secured Note,
LIBOR + 3.5% Cash and 4% PIK, due 7/31/14	12,459,720	-	-	7,693,640
Interstate Fibernet, Inc., Common Stock	54,450,340	-	-	21,235,633
SVC Partners Corp. 2, Common Stock	3,546,321	-	(3,546,321)	44,254

Note to Schedule of Changes in Investments in Affiliates:

(1)
The issuers of the securities listed on this schedule are considered affiliates under the Investment Company Act of 1940 due to the ownership by the Partnership of 5% or more of the issuer's voting securities.